Exhibit 10.1

AMERICAN SHARED HOSPITAL SERVICES

NOTE AND WARRANT PURCHASE AGREEMENT

This Note and Warrant Purchase Agreement, dated as of October 22, 2014, (this “Agreement”) is entered into between and among American Hospital Services, a California corporation (the “Company”), and the investors listed on Schedule I hereto (each an “Investor” and, collectively, the “Investors”). Capitalized terms not otherwise defined herein shall have the meaning set forth in the form of Note (as defined below) or Warrant (as defined below) attached hereto as Exhibits A and B, respectively.

RECITALS

WHEREAS, the Company has requested that the Investors invest the aggregate sum of $1,000,000 in return for (i) promissory notes in the principal amount set forth opposite such Investor’s name on Schedule I hereto and (ii) certain warrants to purchase shares of the Company’s class of Common Stock No Par Value (the “Common Stock”), and the Investors are willing to make such investment in the Company on the terms and conditions set forth herein (the “Notes and Warrants Purchase”);

WHEREAS, the Investors are members of the board of directors of the Company;

WHEREAS, the Company and Investors are executing and delivering this Agreement upon the exemption from securities registration afforded by the rules and regulations as promulgated by the Securities and Exchange Commission (the “SEC”) under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the provisions set forth below, the parties hereby agree as follows:

1. Purchase and Sale. At the Closing (as defined below), on the terms and subject to the conditions set forth herein, each Investor will severally purchase from the Company, and the Company will issue and sell severally to each Investor, (i) a promissory note in the form of Exhibit A hereto (each a “Note” and collectively the “Notes”) in the principal amount set forth opposite the Investor’s name on Schedule I hereto and (ii) a warrant in the form of Exhibit B hereto (each a “Warrant” and collectively the “Warrants,” and collectively with the Notes and this Agreement, the “Transaction Documents”) in accordance with the Investor’s individual allocation as set forth on Schedule I hereto.

2. Closing and Delivery of the Notes, Warrants and Funds

(a) Closing. The closing of the sale of the Notes and Warrants (the “Closing”) shall occur remotely via exchange of documents and signatures on October 22, 2014 (the “Closing Date”).

(b) Delivery. At the Closing, the Company will deliver to each of the Investors the Note and Warrants to be purchased by such Investor, against receipt by the Company of the purchase price set forth on Schedule I hereto (the “Purchase Price”).

3. Warrants.

(a) Issuance. At the Closing, the Company shall issue the Warrants to the Investors as provided in Section 1. Each Warrant shall be exercisable at an exercise price of $2.20 per share (the “Exercise Price”), which is the closing price per share of the Common Stock on the New York Stock Exchange MKT on the day preceding the date hereof, and shall expire on the third anniversary of the Closing Date.

(b) Waiver of Standstill. The Company hereby waives any rights it may have pursuant to provision 3(e) (the “Standstill”) of that certain Common Stock Purchase Agreement, dated as of June 11, 2014, between and among the Company and certain of the Investors (the “Common Stock Purchase Agreement”), to prevent Investors from purchasing and exercising the Warrants. It is understood that the Standstill otherwise remains in full force and effect.

(c) Registration Rights. The Warrant will contain the same registration rights with respect to the Common Stock underlying the Warrant (the “Warrant Shares”) as were granted to investors in the Common Stock Purchase Agreement, except that with respect to the Warrant Shares, the Company agrees to keep the Registration Statement and Prospectus (each as defined in the Common Stock Purchase Agreement) effective and current, respectively, for three years from the date the Registration Statement was filed, or if earlier, until such time as the number of Warrant Shares remaining unsold may be sold by Investors within 12 months in open market transactions under Rule 144.

4. Representations, Warranties and Covenants of the Company. The Company represents and warrants to each Investor that, as of the date hereof:

(a) Due Incorporation, Qualification, etc. The Company is duly formed and validly existing under the laws of California, with full power and authority to conduct its business as it is currently being conducted and to own its assets, and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

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(b) Authority. The execution, delivery and performance by the Company of each Transaction Document to be executed by the Company and the consummation of the transactions contemplated thereby are within the power of the Company and have been duly authorized by all necessary actions on the part of the Company.

(c) Amendment of Rights Plan. The Company agrees to amend promptly its existing shareholder rights plan, dated as of March 22, 1999, between the Company and American Stock Transfer & Trust Company, as rights agent, as amended by the first amendment dated as of March 12, 2009 (the “Rights Plan”) so that the issuance and subsequent exercise of the Warrants does not activate any rights issued to the Company’s shareholders pursuant to the Rights Plan.

(d) No Approvals. No consent or authorization of, filing with, notice to or other act by, or in respect of, any governmental authority or any other person is required in order for the Company to execute, deliver, or perform any of its obligations under the Notes or Warrants.

(e) No Violations. The execution and delivery of the Notes and Warrants and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (a) violate any provision of the Company's organizational documents; (b) violate any law or order applicable to the Company or by which any of its properties or assets may be bound; or (c) constitute a default under any material agreement or contract by which the Company may be bound.

(f) Enforceability. Each of the Note and Warrant is a valid, legal and binding obligation of the Company, enforceable against it in accordance with their terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(g) Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon the exercise of the Warrant, the maximum number of Warrant Shares issuable upon the exercise thereof. The Company shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of the Warrant.

5. Representations, Warranties and Covenants of Investors. Each Investor, for that Investor alone, represents and warrants to the Company as follows:

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(a) Authority. Each Investor has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(b) Securities Law Compliance. Each Investor acknowledges that the Notes and the Warrants have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Investor is aware that the Company is under no obligation to effect any such registration with respect to the Notes or Warrants or to file for or comply with any exemption from registration. Such Investor has not been formed solely for the purpose of making this investment and is purchasing the Notes and Warrants to be acquired by such Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof.

(c) Accredited Investor. Each Investor is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

(d) Filings. Each Investor agrees to either file or amend an existing Statement of Beneficial Ownership on Schedule 13D or 13G, whichever is applicable, with the SEC within five days of the Closing Date.

6. Miscellaneous

(a) Changes. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.

(b) Governing Law. This Agreement and all actions arising out of this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

(c) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(d) Successors and Assigns. Subject to the restrictions on transfer described in Section 6(e) below, the rights and obligations of the Company and the Investors shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(e) Assignment by the Company. The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of Investors.

(f) Entire Agreement. This Agreement together with the other Transaction Documents constitute the entire agreement among the Company and Investors and supersede any and all prior agreements, negotiations, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

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(g) Notices. All notices and other communications shall be made in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile; (iii) five days after having been sent by registered or certified mail; or (iv) one business day after the business day of deposit with a nationally recognized overnight courier. All communications shall be sent to the following addresses:

If to the Company, to:	American Shared Hospital Services
Four Embarcadero Center, Suite 3700
San Francisco, CA 94111
Facsimile: (415) 788-5660
Attention: Craig K. Tagawa, Chief Operating Officer and Chief Financial Officer

With copies to:	Davis Polk & Wardwell LLP
1600 El Camino Real
Menlo Park, CA 94025
Facsimile: (650) 752-3601
Attention: Daniel G. Kelly, Jr.

If to Investors, to its address on the Company’s records or to such other mailing address or email address as the Company or Investors may designate in writing.

(h) Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(i) Expenses. The Company shall reimburse the Investors up to $ to cover their legal and other expenses incurred in connection with the Transaction Documents and the transactions contemplated thereby.

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(j) Conflict Waiver. Investors hereby consent to the continued representation of the Company and its board of directors by Davis Polk & Wardwell LLP (“Davis Polk”) in relation to the Notes and Warrants Purchase and voluntarily and knowingly waive any actual or alleged conflict and actual or alleged violation of ethical or comparable rules applicable to Davis Polk that may arise from its representation of the Company and its board of directors in connection with the Notes and Warrants Purchase. In addition, the Investors hereby acknowledge that their consent and waiver under this Section 6(j) is voluntary and informed, and that the Investors have been advised of their rights to obtain independent legal advice with respect to this consent and waiver. The Investors further agree that they are aware of the extent of their relationship, if any, with Davis Polk, and the Investors do not require additional information from Davis Polk in order to understand the nature of this consent. Davis Polk is an express third party beneficiary of this Section 6(j).

(k) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one agreement.

(Signature Page Follows)

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The parties have caused this Agreement to be duly executed and delivered as of the date and year first written above.

COMPANY:

AMERICAN SHARED HOSPITAL SERVICES

By:	/s/ Ernest A. Bates, M.D.

[Signature Page to Note and Warrant Purchase Agreement]

INVESTORS:

Raymond C. Stachowiak
By:	/s/ Raymond C. Stachowiak

John F. Ruffle
By:	/s/ John F. Ruffle

Mert Ozyurek
By:	/s/ Mert Ozyurek

David A. Larson, M.D.
By:	/s/ David A. Larson, M.D.

SCHEDULE I

Name and Address	Note Amount	Warrant Shares
Raymond C. Stachowiak	$500,000	100,000
John F. Ruffle	$250,000	50,000
Mert Ozyurek	$200,000	40,000
David A. Larson, M.D.	$50,000	10,000

Exhibit A

FORM OF NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER ANY STATE SECURITIES LAW. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO THE PROVISIONS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE, ASSIGNMENT, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

AMERICAN SHARED HOSPITAL SERVICES

PROMISSORY NOTE

$[ ]	October 22, 2014
San Francisco, California

FOR VALUE RECEIVED, AMERICAN SHARED HOSPITAL SERVICES, a California corporation (the “Company”) promises to pay to [      ] (the “Investor”), or his registered assigns, in lawful money of the United States of America the principal sum of [      ] US dollars ($[      ]), or such lesser amount as shall equal the outstanding principal amount hereof, together with simple interest from the date of this Note on the unpaid principal balance at a rate equal to 15% per annum, computed on the basis of a 360-day year of twelve 30-day months. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on October 22, 2017 (the “Maturity Date”). This Note is one of the “Notes” issued pursuant to the Note and Warrant Purchase Agreement of even date herewith (the “Note and Warrant Purchase Agreement”) between the Company and the Investors (as defined therein).

The following is a statement of the rights of Investor and the conditions to which this Note is subject, and to which Investor, by the acceptance of this Note, agrees:

1. Interest. The Company promises to pay interest on the principal amount of this Note at the rate per annum described above. Interest on the Note will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from October 22, 2014. The Company will pay interest monthly on the 22nd of each month (each an “Interest Payment Date”), commencing with the first Interest Payment Date next succeeding the date hereof, and at the Maturity Date; provided that any payment of interest to be made on any Interest Payment Date or on the Maturity Date that is not a Business Day shall be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the Maturity Date, as the case may be, and no additional interest shall accrue as a result of such delayed payment. The term “Business Day” means any day, that is not a Saturday or Sunday, and that is not a day on which banking institutions in New York City are generally authorized, obligated or by law or executive order to be closed.

2. Prepayment.

(a) Optional Prepayment. The Company shall have the right to prepay the outstanding principal amount of the Note and any accrued interest thereon (collectively, the “Outstanding Balance”) in whole or in part without penalty or premium on any date on or after December 31, 2015.

(b) Mandatory Prepayment. The Company shall, within five (5) days following the consummation of the Fifth Milestone Payment (as defined below), prepay the Outstanding Balance of this Note in whole without penalty or premium. For purposes of this Section 2(b), the term “Fifth Milestone Payment” shall mean payment by a third party financial institution to Mevion Medical Systems, Inc. (“Mevion”) of the fifth milestone payment referenced in that certain System Build Agreement dated as of February 26, 2007 by and between the Company and Mevion and $2,000,000 to reimburse the Company for the third and fourth milestone payments.

(c) Repayment upon Mevion IPO. In the event of the initial public offering of the common stock of Mevion (the “Mevion IPO”), if this Note has not previously been fully repaid, then, upon receipt of a written request from an Investor, the Company shall sell some or all of its shares of Mevion’s common stock (the “Mevion Shares”) and promptly use the proceeds of such sale to prepay the Outstanding Balance of this Note in whole or in part without penalty or premium, provided that the Company shall be under no obligation to sell any Mevion Shares until the Company’s lock-up agreement in connection with the Mevion IPO has expired. Any such prepayment shall be made on a pro rata basis among the Notes issued pursuant to the Note and Warrant Purchase Agreement based on the principal amount of each Note then outstanding.

3. Events of Default

(a) Each of the following shall constitute an “Event of Default”:

(i) Failure to Pay. The Company fails to pay (a) any principal amount of this Note when due or (b) interest or any other amount when due and such failure continues for five (5) days after written notice to the Company.

(ii) Breach of Representations, Warranties or Covenants. Any representation or warranty made or deemed made by the Company in the Note and Warrant Purchase Agreement is incorrect in any material respect on the date as of which such representation or warranty was made or deemed made. The Company fails to observe or perform (a) any covenant, condition or agreement contained in the Note and Warrant Purchase Agreement or (b) any other covenant, obligation, condition or agreement contained in this Note and such failure continues for 30 days after written notice to the Company.

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(iii) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

(iv) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 30 days of commencement.

(b) If an Event of Default (other than an Event of Default specified in clause (iii) or (iv) of Section 3(a) hereof with respect to the Company) shall have occurred and is continuing, Investors holding at least 50% of the principal amount of the then outstanding Notes may declare the principal of, and accrued and unpaid interest on the Note to be due and payable by notice in writing to the Company and the same shall become immediately due and payable.

If an Event of Default specified in clause (iii) or (iv) of Section 3(a) hereof with respect to the Company occurs and is continuing, then the entire outstanding principal amount of the Note will automatically become due immediately and payable in each and every case without presentment, demand, protest or further notice, all of which are hereby waived by the Company.

4. Successors and Assigns. Subject to the restrictions on transfer described in Sections 6 and 7 below, the rights and obligations of the Company and the Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

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5. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Investor; provided that the terms of this Note relating to the payment of the principal amount of and interest on this Note shall not be amended, waived or modified except by the Investor holding this Note.

6. Assignment by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Investor.

7. Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party at the respective addresses of the parties as set forth in the Note and Warrant Purchase Agreement, or at such other address or facsimile number as the Company shall have furnished to the Investor in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

8. Usury. If any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

9. Waivers. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

10. Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California, or of any other state.

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The Company has caused this Note to be issued as of the date first written above.

AMERICAN SHARED HOSPITAL SERVICES
By:

Exhibit B

FORM OF WARRANT

AMERICAN SHARED HOSPITAL SERVICES

WARRANT FOR THE PURCHASE OF SHARES OF
COMMON STOCK OF AMERICAN SHARED HOSPITAL SERVICES

No. ____	Warrant to Purchase _________ Shares

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER ANY STATE SECURITIES LAW. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO THE PROVISIONS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE, ASSIGNMENT, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

FOR VALUE RECEIVED, AMERICAN SHARED HOSPITAL SERVICES, a California corporation (the “Company”), hereby certifies that [      ], his successor or permitted assigns (the “Holder”), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, [      ] fully paid and non-assessable shares of Common Stock of the Company, no par value per share (the “Common Stock”), at a purchase price per share equal to the Exercise Price (as hereinafter defined). The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth.

1. Definitions. a) The following terms, as used herein, have the following meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purpose of this definition, the term “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Aggregate Offering Price” shall mean, calculated on a per share of Common Stock basis, (i) in respect of any Common Stock, the consideration received by the Company for the issuance of such Common Stock and (ii) in respect of any convertible securities (as defined in paragraph 8(b)), the sum of (A) the consideration received by the Company for the issuance of such convertible securities plus (B) the consideration payable to the Company upon exercise, exchange or conversion in full of such convertible securities (excluding the forfeiture of such convertible securities) for the issuance of the underlying shares of Common Stock.

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“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

“Current Market Price Per Common Share” means, on any determination date, the average of the Daily Prices per share of Common Stock for the 20 consecutive trading days immediately prior to such date. If, on any determination date, the shares of Common Stock are not traded on a national securities exchange or quoted by any regulated quotation service, the Current Market Price Per Common Share shall be the fair market value per share as determined in good faith by the Board.

“Daily Price” means (i) if the shares of Common Stock are then listed and traded on a national securities exchange, the closing price on the applicable day as reported by the principal national securities exchange on which such shares are listed and traded and (ii) if such shares are not then listed and traded on a national securities exchange, the closing price on such day as quoted by any regulated quotation service.

“Excluded Securities” means shares of Common Stock issued or issuable (i) pursuant to the Company’s stock option plan or any similar employee compensation plan of the Company that is approved by the Board of Directors, (ii) pursuant to the exercise of any convertible securities if no adjustment was required pursuant to paragraph 7(b) at the time such convertible security was issued, (iii) pursuant to an underwritten public offering and (iv) as consideration for or to fund the acquisition of any company, business or asset.

“Exercise Price” means $2.20 per Warrant Share, as the same may be adjusted from time to time as provided in this Warrant.

“Expiration Time” means 5:00 p.m. New York City on the third anniversary of the Closing Date or, if such day is not a Business Day, then until 5:00 p.m. New York City time on the next succeeding day that is a Business Day.

“Note and Warrant Purchase Agreement” means the Note and Warrant Purchase Agreement dated as of the date hereof among the Company and the holders listed on the signature pages thereto, as the same may be amended from time to time.

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“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Warrant Shares” means the shares of Common Stock deliverable upon exercise of this Warrant, as the same may be adjusted from time to time as provided in this Warrant.

(b) Capitalized terms used but not defined in this Warrant shall have the meanings assigned to such terms in the Note and Warrant Purchase Agreement.

2. Exercise of Warrant.

(a) The Holder is entitled to exercise this Warrant in whole or in part at any time, or from time to time, commencing on the first anniversary of the Closing Date and ending at the Expiration Time. To exercise this Warrant, the Holder shall deliver to the Company i) an executed Warrant Exercise Notice substantially in the form annexed to this Warrant, ii) this Warrant and iii) subject to paragraph 2(e), the applicable Exercise Price. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

(b) The Exercise Price may be paid either by wire transfer of immediately available funds to an account designated by the Company or by certified or official bank check or bank cashier’s check payable to the order of the Company. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares; provided that the Company shall not be required to pay any taxes that may be payable in respect of any transfer involved in the issuance and delivery of the Warrant Shares in a name other than that of the Holder.

(c) If the Holder exercises this Warrant in part, this Warrant shall be surrendered by the Holder to the Company and a new Warrant of the same tenor and for the unexercised number of Warrant Shares registered in the name of the Holder shall be executed by the Company as promptly as reasonably practicable.

(d) Upon surrender of this Warrant in conformity with the foregoing provisions, the Company shall transfer to the Holder appropriate evidence of ownership of the shares of Common Stock or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder as may be directed in writing by the Holder, and shall promptly deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in paragraph 5 below.

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(e) In lieu of making a cash payment of the Exercise Price to exercise this Warrant pursuant to paragraph 2(a) (but in all other respects in accordance with the exercise procedure set forth in paragraph 2(a)), the Holder may elect to convert this Warrant into shares of Common Stock, in which event the Company will issue to the Holder the number of shares of Common Stock equal to the amount resulting from the following equation:

X = (A - B) x C where:
A

X = the number of shares of Common Stock issuable upon exercise pursuant to this paragraph 2(e);

A = the Current Market Price Per Common Share on the date on which the Holder delivers a Warrant Exercise Notice to the Company pursuant to paragraph 2(a);

B = the Exercise Price; and

C = the number of shares of Common Stock as to which this Warrant is being exercised pursuant to paragraph 2(a).

If the foregoing calculation results in zero or a negative number, then no shares of Common Stock shall be issued upon exercise pursuant to this paragraph 2(e).

3. Restrictive Legend. Certificates representing shares of Common Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant to the extent that and for so long as such legend is required pursuant to applicable securities laws.

4. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, in each case except restrictions on transfer contemplated by paragraph 3, to the extent set forth in the Note and Warrant Purchase Agreement and to the extent created by the Holder.

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5. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, and in lieu of delivery of any such fractional share to which the Holder may be entitled upon any exercise of this Warrant, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Price Per Common Share on the Business Day immediately preceding the date on which the Holder delivers the Warrant Exercise Notice pursuant to paragraph 2(a).

6. Loss or Destruction of Warrant. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

7. Anti-dilution Provisions.

(a) Common Stock Dividends, Subdivisions or Combinations. If the Company shall at any time after the date hereof (A) declare and pay a dividend or make a distribution on Common Stock payable in Common Stock, (B) subdivide or split the outstanding shares of Common Stock into a greater number of shares or (C) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, then in each such case:

(i) the number of Warrant Shares issuable upon exercise of this Warrant thereafter shall be proportionately adjusted so that the exercise of this Warrant after such event shall entitle the Holder to receive the aggregate number of shares of Common Stock that such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to such event; and

(ii) the Exercise Price thereafter shall be adjusted to equal the product of the Exercise Price in effect immediately prior to such event multiplied by a fraction 0 the numerator of which shall be the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such event and 0 the denominator of which shall be the number of Warrant Shares issuable upon the exercise of this Warrant immediately following such event.

Any adjustment made pursuant to this paragraph 8(a) shall become effective immediately after the applicable record date in the case of a dividend or distribution and immediately after the applicable effective date in the case of a subdivision, split, combination or reclassification.

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(b) Certain Issuances of Common Stock or Convertible Securities. If the Company shall issue or sell any shares of Common Stock (or options, rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock (collectively, “convertible securities”)) (other than Excluded Securities) without consideration or at an Aggregate Offering Price that is less than the Current Market Price Per Common Share on the last trading day preceding the date of the agreement on pricing such shares of Common Stock (or such convertible securities), then in each such case:

(i) the number of Warrant Shares issuable upon exercise of this Warrant thereafter shall be adjusted to equal the product of the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such record date (or issuance or sale date, as applicable) multiplied by a fraction 0 the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date and (y) the number of additional shares of Common Stock issued (or into which convertible securities may be exercised or converted) and 0 the denominator of which shall be the sum of 0 the number of shares of Common Stock outstanding on such date and 0 the number of shares of Common Stock that the aggregate consideration for the total number of such additional shares of Common Stock so issued (or into which convertible securities may be exercised or converted) would purchase at a price per share equal to the Current Market Price Per Common Share on such record date (or issuance or sale date, as applicable); and

(ii) the Exercise Price thereafter shall be adjusted to equal the product of the Exercise Price in effect immediately prior to such record date (or issuance or sale date, as applicable) multiplied by a fraction (A) the numerator of which shall be the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such record date (or issuance or sale date, as applicable) and (B) the denominator of which shall be the number of Warrant Shares issuable upon the exercise of this Warrant immediately following such record date (or issuance or sale date, as applicable).

Any adjustment made pursuant to this paragraph 8(b) shall become effective immediately after the applicable record date (or, if no record date is used, after the issuance or sale date).

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(c) Consolidation, Merger or Sale of Assets. In the event of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company to the Person formed by such consolidation or resulting from such merger, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and/or other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or transfer. In determining the kind and amount of securities, cash and/or other property receivable upon such consolidation, merger, sale or transfer, if the holders of Common Stock have the right to elect as to the consideration to be received upon the consummation of such consolidation, merger, sale or transfer, then the consideration that the Holder shall be entitled to receive upon exercise shall be deemed to be the kind and amount of consideration received by the majority of all holders of Common Stock that affirmatively make an election (or of all such holders if none make an election). Adjustments for events subsequent to the effective date of such a consolidation, merger, sale or transfer of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, merger, conveyance, lease, transfer or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property.

(d) Certain Determinations. For purposes of any computation of any adjustment required under this paragraph 8:

(i) adjustments shall be made successively whenever any event giving rise to such an adjustment shall occur;

(ii) if any portion of any consideration to be received by the Company in a transaction giving rise to such an adjustment shall be in a form other than cash, the fair market value of such non-cash consideration shall be utilized in such computation. Such fair market value shall be determined by the Board of Directors; provided that if the Holder shall object to any such determination, the Board of Directors shall retain an independent appraiser reasonably satisfactory to the Holder to determine such fair market value. The expense of such independent appraiser shall be shared equally by the Company and the Holder. The Holder shall be notified promptly of any consideration other than cash to be received by the Company and furnished with a description of the consideration and the fair market value thereof, as determined in accordance with the foregoing provisions;

(iii) such calculations shall be made to the nearest one-tenth of a cent or to the nearest hundredth of a share, as the case may be; and

(iv) no adjustment in the Exercise Price or the number of Warrant Shares issuable upon exercise of the Warrant, as the case may be, shall be required if the amount of such adjustment would be less than one-tenth of a cent or hundredth of a share, as the case may be; provided that any adjustments which by reason of this paragraph 8(e)(iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

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(e) Certificates as to Adjustments. Upon the occurrence of each adjustment to the Exercise Price and/or the number of Warrant Shares issuable upon exercise of this Warrant, the Company shall promptly compute such adjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment is based.

(f) Notices. In the event that the Company shall propose at any time to effect any of the events described in paragraphs (a) through (e) above that would result in an adjustment to the Exercise Price, the number of Warrant Shares issuable upon exercise of this Warrant or a change in the type of securities or property to be delivered upon exercise of this Warrant, the Company shall send notice to the Holder in the manner set forth in paragraph 9. In the case of a dividend or other distribution, such notice shall be sent at least 10 days prior to the applicable record date and shall specify such record date and the date on which such dividend or other distribution is to be made. In any other case, such notice shall be sent at least 15 days prior to the effective date of any such event and shall specify such effective date. In all cases, such notice shall specify such event in reasonable detail, including the effect on the Exercise Price and the number, kind or class of securities or other property issuable upon exercise of this Warrant. Failure to furnish any certificate pursuant to paragraph 7(e) or to give any notice pursuant to this paragraph 7(f), or any defect in any such certificate or notice, shall not affect the legality or the validity of the adjustment of the Exercise Price and/or the number of securities, cash and/or other property issuable upon exercise of this Warrant, or any transaction giving rise thereto.

8. Notices. Any notice, demand or delivery authorized by this Warrant shall be in writing and shall be given to the Holder or the Company, as the case may be, at the respective addresses of the parties as set forth in the Note and Warrant Purchase Agreement, or such other address (or facsimile number) as shall have been furnished to the party giving or making such notice, demand or delivery. Each such notice, demand or delivery shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day. Otherwise, any such notice, demand or delivery shall be deemed not to have been received until the next succeeding Business Day.

9. Rights of the Holder. Prior to any exercise of this Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

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10. GOVERNING LAW. THIS WARRANT AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

11. Amendments; Waivers. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

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IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of ___________, 2014.

AMERICAN SHARED HOSPITAL SERVICES
By:
Name:
Title:

Acknowledged and Agreed:

[HOLDER]
By:
Name:
Title:

WARRANT EXERCISE NOTICE

(To be delivered prior to exercise of the Warrant
by execution of the Warrant Exercise Subscription Form)

To: American Shared Hospital Services

The undersigned hereby notifies you of its intention to exercise the Warrant to purchase shares of Common Stock, no par value, of American Shared Hospital Services. The undersigned intends to exercise the Warrant to purchase ___________ shares (the “Warrant Shares”) at $______ per Warrant Share (the Exercise Price currently in effect pursuant to the Warrant). As indicated below, the undersigned intends to pay the aggregate Exercise Price for the Warrant Shares by wire transfer of immediately available funds or by certified or official bank or bank cashier’s check or by reduction in the number of Warrant Shares that would otherwise be issued upon exercise pursuant to paragraph 2(e) of the Warrant.

Date: _________________

(Signature of Owner)

(Street Address)

(City) (State) (Zip Code)

Payment:	$ wire transfer of immediately available funds

$ certified or official bank or bank cashier’s check

Reduction in number of Warrant Shares

WARRANT EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of the Warrant
after delivery of Warrant Exercise Notice)

To: American Shared Hospital Services

The undersigned irrevocably exercises the Warrant for the purchase of ___________ shares (the “Warrant Shares”) of Common Stock, no par value per share, of American Shared Hospital Services (the “Company”) at $_____ per Warrant Share (the Exercise Price currently in effect pursuant to the Warrant) and herewith makes payment of $___________ (such payment being made as specified in the undersigned’s previously-delivered Warrant Exercise Notice), all on the terms and conditions specified in the within Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Warrant Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

Date: _________________

(Signature of Owner)

(Street Address)

(City) (State) (Zip Code)

Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Any unexercised portion of the Warrant evidenced by the within Warrant to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code: